EXHIBIT 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
OF ODYSSEY HEALTHCARE, INC. PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
     The undersigned officers of Odyssey HealthCare, Inc. (the “Company”) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), that:
     1. the Report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and
     2. the information contained in the Report fairly presents, in all material respects, the Company’s financial condition and results of operations.

/s/ Robert A. Lefton	/s/ R. Dirk Allison

Robert A. Lefton	R. Dirk Allison
President and Chief Executive Officer	Chief Financial Officer
Dated: March 9, 2007